                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2002
                                                         -----------------


                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-4174                73-0569878
          --------                -------------        -------------------
       (State or other             (Commission          (I.R.S. Employer
       jurisdiction of            File Number)         Identification No.)
       incorporation)

   One Williams Center, Tulsa, Oklahoma                              74172
 ----------------------------------------                          ----------
 (Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code: 918/573-2000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

           The Williams Companies, Inc. wishes to disclose for Regulation FD purposes its press release dated August 20, 2002, filed herewith as Exhibit 99.1 and its press release dated August 21, 2002, filed herewith as Exhibit 99.2.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE WILLIAMS COMPANIES, INC.


Date: August 21, 2002                            /s/ Suzanne H. Costin
                                            ------------------------------------
                                            Name:  Suzanne H. Costin
                                            Title: Corporate Secretary

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1              Copy of Williams' press release dated August 20, 2002.

99.2              Copy of Williams' press release dated August 21, 2002.